                                                                   EXHIBIT 10.40

                               THREE SISTERS RANCH
                            E N T E R P R I S E S LLC

                                FOURTH AMENDMENT


     THIS FOURTH AMENDMENT TO LEASE ("AMENDMENT") is made and entered into effective as of June l, 2002("EFFECTIVE DATE"), by and between THREE SISTERS RANCH ENTERPRISES, LLC, a California limited liability company ("LANDLORD"), and CONCEPTUS, INC, a California corporation ("TENANT"):

     This Fourth Lease Addendum is attached to and forms a part of the Lease identified below together with any amendments, modifications and exhibits, including a prior Lease Addendum and a prior Lease Addendum and Partial Lease Termination Agreement. This Fourth Lease Addendum constitutes additional covenants and agreements which are intended to prevail in the event of any conflict between the covenants and agreements contained in this Fourth Lease Addendum and those contained in the Lease itself and/or the Lease Addenda. Except for the additions, changes and removals listed herein, all other terms and conditions of the Lease will remain in full force and effect throughout the term of the Lease.

                                    RECITALS

     A. On or about April 15, 1997, Landlord and Tenant entered into a lease ("LEASE"), attached hereto as EXHIBIT A (the Lease and this Amendment may hereinafter be sometimes referred to in the aggregate as the "LEASE"), for the certain premises owned by Landlord, and thereafter executed a Lease Addendum and A Lease Addendum and Partial Termination Agreement. Tenant current leases 16,397 square feet of 957 Industrial Road, Suites D, F, G, H, J, L, P and R, San Carlos, California 94070 (together, the "Premises"), that are all part of a building complex more commonly known as the San Carlos Business Park.

     B. Tenant has notified Landlord that Tenant intends to extend their lease that expires May 31, 2002 and relocate into the space noted in recital A above.

     C. The former sublease between Conceptus, Inc. (SubLessor) and AvioDigital, Inc. (SubLessee) also expires May 31, 2002.

                              TERMS AND CONDITIONS


         THEREFORE, IT IS HEREBY MUTUALLY AGREED by and between the Parties hereto as follows:

     1. During the remaining Term of the Lease, for so long as Tenant is not in material default under any of the provisions of the Lease shall be amended to read as follows:

     2 The term of this Lease Extension shall commence June 1, 2002 and expire December 31, 2003.

     3. Base Rent shall be $1.55 per square foot per month NNN for the extended lease term ($25,415.35/ month). Reimbursable C.A.M. charges are estimated at $0.2378 per square foot per month ( $3,900.00/ month) for 2002.


     The provisions of this Amendment shall control if in conflict with any of the provisions of the body of the Lease or any exhibits or other attachments to the Lease.

     Except as expressly provided in this Fourth Amendment, the Parties hereby reaffirm the Lease and each provision thereof, in its entirety, and Tenant affirms that neither Landlord nor, to the best of Tenant's knowledge, Tenant is in breach or default of any of their respective obligations under the Lease.

     This Amendment may be executed in counterparts.

     IN WITNESS HEREOF, the Parties have executed this Fourth Lease Amendment as of the date first set forth below.


LANDLORD:                                  TENANT:
--------                                   ------
THREE SISTERS RANCH                        CONCEPTUS, INC
ENTERPRISES, LLC, a California             a California Corporation
Limited Liability Company

By:   /s/ Martin E. Ruberry                By:   /s/ Glen Furuta
   ----------------------------------         ----------------------------------
           Martin E. Ruberry                         Glen Furuta, CFO
           Its:      President/CEO

Date: 1/17/02                              Date: 1/22/02
                                                --------------------------------

                                           By:   /s/ William Dippel
                                              ----------------------------------
                                              William Dippel,
                                              VP of Operations


                                           Date: 1/22/02
                                                --------------------------------




                                    EXHIBIT A
                      [ATTACH COPY OF THE LEASE AGREEMENT]